As filed with the Securities and Exchange Commission on February 28, 2000
                                               Securities Act File No. 333-69517
                                    Investment Company Act File Act No. 811-0169

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             |X|
            PRE-EFFECTIVE AMENDMENT NO.                                   |_|
            POST-EFFECTIVE AMENDMENT NO. 2                                |X|
                                     and/or
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|
            AMENDMENT NO. 3
                        (Check appropriate box or boxes)

                  SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
               (Exact Name of Registrant as Specified in Charter)


                              The SunAmerica Center
                                733 Third Avenue
                               New York, NY 10017
                (Address of Principal Executive Office)(Zip Code)

       Registrant's telephone number, including area code: (800) 858-8850

                              Robert M. Zakem, Esq.
                    Senior Vice President and General Counsel
                        SunAmerica Asset Management Corp.
                              The SunAmerica Center
                          733 Third Avenue - 3rd Floor
                             New York, NY 10017-3204
                    (Name and Address for Agent for Service)


                                    Copy to:
                             Margery K. Neale, Esq.
                      Swidler Berlin Shereff Friedman, LLP
                              The Chrysler Building
                              405 Lexington Avenue
                               New York, NY 10174


 Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)
       |X| immediately upon filing pursuant to paragraph(b)
       |_| on (date) pursuant to paragraph(b)
       |_| 60 days after filing pursuant to paragraph(a)(1)
       |_| on (date) pursuant to paragraph(a)(1)
       |_| 75 days after filing pursuant to paragraph(a)(2)
       |_| on (date) pursuant to paragraph(a)(2) of Rule 485.

If appropriate, check the following box:
       |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
February 28, 2000                                                     PROSPECTUS



                   SUNAMERICA STRATEGIC INVESTMENT SERIES(R)

                       o  Tax Managed Equity Fund




The Securities and Exchange Commission
has not approved or disapproved these
securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

TABLE OF CONTENTS
--------------------------------------------------------------------------------


FUND HIGHLIGHTS ...........................................................    2

Financial Highlights ......................................................    5

MORE INFORMATION ABOUT THE FUND ...........................................    8

     Investment Strategies ................................................    8

     Glossary .............................................................    9

         Investment Terminology ...........................................    9

         Risk Terminology .................................................    9

SHAREHOLDER ACCOUNT INFORMATION ...........................................   10

Fund Management ...........................................................   18

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FUND HIGHLIGHTS
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                                       Q&A


MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation. For specific market capitalization ranges, see page 9.

When deemed appropriate by the Adviser, the Fund may engage in ACTIVE TRADING when it frequently trades its portfolio securities to achieve its investment goal.

A "VALUE" ORIENTED philosophy--that of investing in securities believed to be undervalued in the market--reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of large, well known companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market.

A "GROWTH" ORIENTED philosophy--that of investing in securities which are believed to offer the potential for capital appreciation--focuses on securities considered to have a historical record of above-average growth rate; to have significant growth potential; to have above-average earnings growth or value or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

The following questions and answers are designed to give you an overview of SunAmerica Strategic Investment Series, Inc. and to provide you with information about the Tax Managed Equity Fund (the "Fund") and its investment goal and principal strategies. There can be no assurance that the Fund's investment goal will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in chart form, under "More Information About the Fund," which is on page 8 and the glossary that follows on page 9.

Q:   WHAT IS THE FUND'S INVESTMENT GOAL?

A: The Tax Managed Equity Fund seeks high total return through active trading, with a view towards minimizing the impact of capital gains taxes on investors' returns.

Q:   WHAT ARE THE FUND'S TECHNIQUES AND STRATEGIES?

A: The Tax Managed Equity Fund invests primarily in large and medium-sized U.S. companies (based on market capitalization) which the Fund selects to achieve a blend of growth companies, value companies and companies that have elements of growth and value. The Fund's industry weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

     The Tax Managed Equity Fund attempts to invest in a tax aware manner. This is designed to reduce, but not eliminate, capital gains distributions to shareholders. In doing so, the Fund sells securities when the anticipated total return benefit justifies the resulting tax liability. This strategy often includes holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and offsetting gains realized on one security by selling another security at a capital loss. You should realize, however, that the Fund's tax aware strategy does not reduce the tax impact of dividends and other ordinary income received by the Fund, which ultimately will be distributed to you, or affect your potential tax liability if you sell or exchange shares of the Fund. The Fund might not be an appropriate investment for a tax-deferred or tax-exempt investor.

Q:   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

A: As with any equity fund, the value of your investment in the Fund may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions--for example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. Other principal risks include:

     o individual stocks selected for the Fund may underperform the market generally

     o seeking to maximize after-tax returns may require trade-offs that affect pre-tax returns

     In addition, shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation (FDIC). As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goals. If the value of the assets of the Fund goes down, you could lose money.

Q:   WHAT ARE THE FUND'S EXPENSES?

A: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                    Class A   Class B   Class II
                                                                    -------   -------   --------

                     SHAREHOLDER  FEES (fees paid
                     directly from your investment)
                     Maximum Sales Charge (Load) Imposed on
                     Purchases (as a percentage of offering
                     price)(1)                                       5.75%      None      1.00%
                     Maximum Deferred Sales Charge (Load) (as a
                     percentage of amount redeemed)(2)               None       4.00%     1.00%
                     Maximum Sales Charge (Load) Imposed on
                     Reinvested Dividends                            None       None      None
                     Redemption Fee(3)                               None       None      None
                     Exchange Fee                                    None       None      None
                     Maximum Account Fee                             None       None      None
                     Annual Fund Operating Expenses
                     (expenses that are deducted from Fund assets)
                     Management Fees                                 0.85%      0.85%     0.85%
                     Distribution (12b-1) Fees(4)                    0.35%      1.00%     1.00%
                     Other Expenses                                  1.32%      1.09%     1.08%
                                                                    ------     ------    ------
                     Total Annual Fund Operating Expenses            2.52%      2.94%     2.93%
                     Expense Reimbursement                           1.07%      0.84%     0.83%
                                                                    ------     ------    ------
                     Net Expenses(5)                                 1.45%      2.10%     2.10%

(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares over $1 million will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See pages 10 and 11 for more information about the CDSCs.

(3)  A $15.00 fee may be imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisory and Management Agreement subject to the net expense ratio set forth above. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

--------------------------------------------------------------------------------
FUND HIGHLIGHTS
--------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeem your investment at the end of the periods indicated:



                                     1 Year      3 Years    5 Years    10 Years
                                     ------      -------    -------    --------
         (Class A shares).........    $714       $1,007     $1,322      $2,210
         (Class B shares)*........    $613       $  958     $1,329      $2,188
         (Class II shares)........    $411       $  751     $1,218      $2,507




If you did not redeem your shares:

                                     1 Year      3 Years    5 Years    10 Years
                                     ------      -------    -------    --------
        (Class A shares).........     $714       $1,007     $1,322      $2,210
        (Class B shares)*........     $213       $  658     $1,129      $2,188
        (Class II shares)........     $311       $  751     $1,218      $2,507




* Class B shares convert to Class A shares approximately seven years after purchase. Therefore, expense information for years 8, 9 and 10 is the same for both Class A and B shares.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

TAX MANAGED EQUITY FUND


The Financial Highlights table for the Fund is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statement is included in the Fund's annual report to shareholders, which is available upon request.





                                         NET GAIN
                                        ON INVEST-     TOTAL      DIVIDENDS   DISTRI-
              NET ASSET                 MENTS (BOTH    FROM       FROM NET    BUTIONS
                VALUE     NET INVEST-    REALIZED     INVEST-      INVEST-     FROM        TOTAL
PERIOD        BEGINNING      MENT          AND          MENT        MENT      CAPITAL      DISTRI-
ENDED         OF PERIOD     LOSS(1)     UNREALIZED   OPERATIONS    INCOME      GAINS       BUTIONS
--------     -----------  -----------   ------------ ----------   ---------   --------     --------

                                     CLASS A
                                     -------
3/01/99-(3)
10/31/99....    $12.50     $   --          $1.15       $1.15         $--        $--           $--


                                     CLASS B
                                     -------
3/01/99-(3)
10/31/99        $12.50     $(0.06)         $1.14       $1.08         $--        $--           $--



                                    CLASS II
                                    --------

3/01/99-(3)
10/31/99         $12.50    $(0.06)         $1.16       $1.10        $--         $--           $--



                                                                  RATIO OF NET
               NET ASSET              NET ASSETS    RATIO OF       INVESTMENT
                 VALUE,                 END OF      EXPENSES          LOSS
PERIOD           END OF     TOTAL       PERIOD     TO AVERAGE      TO AVERAGE        PORTFOLIO
ENDED            PERIOD    RETURN(2)    (000'S)    NET ASSETS      NET ASSETS        TURNOVER
--------       ---------   ---------  ----------   ----------     ------------       ---------



3/01/99-(3)
10/31/99......   $13.65       9.20%     $25,067    1.45%(4)(5)B   (0.02)%(4)(5)         9%




3/01/99-(3)...    $13.58       8.64%     $27,524    2.10%(4)(5)    (0.74)%(4)(5)         9%
10/31/99





3/01/99-(3)...    $13.60       8.80%     $27,884    2.10%(4)(5)     (0.75)%(4)(5)        9%
10/31/99


     (1) Calculated based upon average shares outstanding
     (2) Total return is not annualized and does not reflect sales load
     (3) Commencement of operations
     (4) Annualized
     (5) Net of the following expense reimbursements (based on average net assets):

                                                          10/31/99
                                                          --------
            Tax Managed Equity Class A .............        1.07%
            Tax Managed Equity Class B .............        0.84
            Tax Managed Equity Class II.............        0.83

--------------------------------------------------------------------------------
FUND HIGHLIGHTS
--------------------------------------------------------------------------------

Q: HOW HAS THE ADVISER PERFORMED IN MANAGING ACCOUNTS WITH SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES TO THAT OF THE FUND?


A: J.P. Morgan Investment Management, Inc., the Fund's Adviser, has managed such accounts since 1984. Set forth below is detailed information regarding the composite performance of these accounts. Performance of the Fund itself is not shown because it has not been in operation for a full year.


ADVISER'S HISTORICAL PERFORMANCE


Set forth below is historical performance data for all accounts managed by the Fund's Adviser which have investment objectives and policies similar (although not necessarily identical) to the Fund. The Adviser has managed the accounts using investment styles and strategies substantially similar to those employed in advising the Fund. THE PERFORMANCE INFORMATION SET FORTH BELOW DOES NOT REPRESENT THE PERFORMANCE OF THE FUND. This information is not a prediction of the Fund's future performance. The Fund's performance may be higher or lower than the performance of the Adviser's other accounts as presented below.


     We have calculated the information in the following manner:

     o We have based all the information presented below on data supplied by the Adviser or Morningstar, Inc. ("Morningstar") which we believe is reliable.

     o All of the Adviser's historical performance information reflects ANNUALIZED TOTAL RETURN over the stated period of time. "Total return" shows how much an investment has increased (decreased) and includes capital appreciation and income. The term "annualized total return" signifies that cumulative total returns for the stated period (i.e., 1, 3, 5, or 10 years) have been adjusted to reflect a rate based on one year.

     o In order to present the total return information in a consistent manner, we calculate all returns by linking quarterly total return data on a compounded basis for the relevant number of quarters and annualizing the result over the equivalent number of years.

     o The Adviser's performance is based on composite performance information of multiple accounts calculated in accordance with
          Performance Presentation Standards of the Association for Investment Management and Research ("AIMR"). AIMR's method of calculating performance differs from that of the Securities and Exchange Commission. Unless otherwise indicated, no one has independently verified or audited the performance data.

     o Performance figures for the Adviser do not reflect all of the Adviser's assets under management and do not accurately reflect the performance of all accounts managed by the Adviser.

     o The composite performance return of the Adviser is reduced by the highest annual investment management fee and expenses charged to any account included in the composite.


     o The private accounts contained in the composite are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the private accounts.


     o For each period presented, we compare the investment performance for the Adviser to the average performance of a group of similar mutual funds tracked by Morningstar. Morningstar calculates its group averages by taking a mathematical average of the returns of the funds included in the group.



                                                                                ANNUALIZED TOTAL RETURN
                                                          ---------------------------------------------------------------------
                                                                                                                     S&P 500
PERIOD ENDING DECEMBER 31,                                J.P. MORGAN TAX AWARE U.S.      MORNINGSTAR LARGE      COMPOSITE STOCK
1999                                                           EQUITY COMPOSITE*           BLEND CATEGORY         PRICE INDEX**
                                                          --------------------------      -----------------      ----------------
1 Year                                                              22.45%                     24.6%                  21.0%

3 Years                                                             29.08%                     23.4%                  27.6%

5 Years                                                             28.83%                     19.7%                  28.6%

10 Years                                                            19.38%                     16.1%                  18.2%


 * Returns reflect the deduction of the highest investment management fees and expenses charged for any account in the composite.


** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

--------------------------------------------------------------------------------

NOTES

ADVISER PERFORMANCE

The Adviser's performance is presented as a composite of multiple accounts as described above. The Fund's fees and expenses may be greater than those charged by the Adviser. Accordingly, the Fund's actual performance results may be less.


The Adviser's historical performance data covers 10 years and reflects the performance of the Composite (which includes two mutual funds, including the Fund). The Composite includes all accounts with investment objectives, policies and strategies substantially similar to those used by the Adviser in managing the Fund. As of December 31, 1999, the Composite included 129 accounts with aggregate assets of $919,973,978. The Composite returns were supplied to the Fund by the Adviser gross of certain fees, but have been adjusted to reflect the highest applicable investment management fees and expenses charged to any account included in the Composite for the reporting period. The mutual fund returns included in the Composite are load and expense adjusted.


MORNINGSTAR LARGE BLEND CATEGORY


Developed by Morningstar, the Morningstar Large Blend Category currently reflects a group of 921 mutual funds which have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those expected for the Fund.


GROWTH OF A $10,000 INVESTMENT

[LINE GRAPH OMITTED]

          [THE TABLE BELOW REPRESENTS LINE GRAPH IN ITS PRINTED FORM.]

                Morningstar          S&P 500 Composite
                Large Blend            Stock Price           J.P. Morgan
Date             Category                 Index               Composite
----         -----------------       -----------------       ------------
1989             $10000                   $10000                $10000
1990              9953                     9830                  9690
1991              13084                    13172                 12646
1992              14047                    14265                 13607
1993              15539                    15692                 14981
1994              15326                    15755                 15176
1995              20197                    21505                 20882
1996              24350                    25483                 25684
1997              31194                    33638                 34263
1998              37929                    44066                 44062
1999              47260                    53959                 53315


* Returns reflect the deduction of the highest investment management fee and expenses charged for any account in the composite.

NOTE

GROWTH OF A $10,000 INVESTMENT


The "Growth of $10,000" chart reflects 10 years of performance data for the J.P. Morgan Tax Aware U.S. Equity Composite. The returns for the J.P. Morgan Tax Aware U.S. Equity Composite are net of highest applicable expenses.

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------


                                   INVESTMENT
                                   STRATEGIES

The Fund has its own investment goal and techniques for pursuing it. The chart summarizes information about the Fund's investment approach. We have included a glossary to define the investment and risk terminology used in the chart.


                             TAX MANAGED EQUITY FUND


What is the Fund's investment goal?               High total return while minimizing
                                                  the impact of capital gains
-----------------------------------------------------------------------------------------------------------------------------------
What principal investment strategies              Growth and value
does the Fund use?
-----------------------------------------------------------------------------------------------------------------------------------
What are the Fund's principal                     o  Active trading of equity securities
investment techniques?                               of large and medium-sized U.S. companies
                                                     while attempting to minimize capital
                                                     gains distributions to shareholders.
-----------------------------------------------------------------------------------------------------------------------------------
In what other types of securities may             o  Small companies
the Fund significantly invest?                    o  Foreign securities
-----------------------------------------------------------------------------------------------------------------------------------
In what type of securities may the Fund           o  Short-term investments
normally invest as part of efficient portfolio    o  Defensive instruments
management or for return enhancement purposes?    o  Special situations
-----------------------------------------------------------------------------------------------------------------------------------
What risks normally may affect the Fund?          o  Stock market volatility
                                                  o  Securities selection
                                                  o  Tax  managed  strategy  may
                                                     affect pre-tax returns
                                                  o  Small market capitalization
                                                  o  Foreign exposure
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                GLOSSARY

LARGE COMPANIES and MEDIUM-SIZED COMPANIES generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. SMALL COMPANIES generally will be companies that have been in business for a shorter period of time.


INVESTMENT TERMINOLOGY

TOTAL RETURN is achieved through both growth of capital and income.


ACTIVE TRADING means that the Fund may engage in frequent trading of portfolio securities to achieve its investment goal, which may result in high portfolio turnover. High turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. The Fund does not expect turnover to be high.


EQUITY SECURITIES include common and preferred stocks, convertible securities, warrants and rights.


LARGE COMPANIES have market capitalizations of over $8 billion.

MEDIUM-SIZED COMPANIES have market capitalizations ranging from $2 billion to $8 billion, although there may be some overlap among capitalization categories.

SMALL COMPANIES have market capitalizations of $2 billion or less, although there may be some overlap among capitalization categories. The Adviser may consider an issuer that has a market capitalization in excess of $2 billion to be "small" if it meets certain relevant criteria.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, commercial paper, bankers' acceptances and certificates of deposit. These securities provide the Fund with sufficient liquidity to meet redemptions and cover expenses.


DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. The Fund will make temporary defensive investments in response to adverse market, economic, political or other conditions. When the Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Fund may not achieve its investment goal.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depository Receipts (ADRs) or other similar securities that convert into foreign securities such as European Depository Receipts (EDRs) and Global Depository Receipts
(GDRs).


A SPECIAL SITUATION may arise when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.


RISK TERMINOLOGY

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund's portfolio.

SECURITIES SELECTION: A strategy used by a Fund, or securities selected by its Adviser, may fail to produce the intended return.

TAX MANAGED STRATEGY: A strategy to maximize after-tax returns may entail certain investment techniques that will affect pre-tax returns. For example, the Fund may not sell an appreciated security to avoid recognizing a capital gain only to experience a subsequent decline in value of the security. Thus, the Fund could miss out on opportunities to sell, and, because its cash may be otherwise invested, opportunities to make new investments. Moreover, a tax managed strategy will not eliminate all capital gains. The tax managed strategy does not reduce the tax impact of dividends and other ordinary income received by the Fund which ultimately will be distributed to you, or affect the potential tax liability if an investor sells or exchanges shares. In addition, excessive redemption activity could compromise the ability to pursue the tax managed strategy.


SMALL MARKET CAPITALIZATION: Companies with smaller market capitalizations (particularly under $2 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

--------------------------------------------------------------------------------
SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SELECTING A SHARE CLASS

The Fund offers three classes of shares through this Prospectus: Class A, Class B and Class II shares.

Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. Your broker or financial advisor can help you determine which class is right for you.



                                     CLASS A

     o Front-end sales charges, as described below. There are several ways to reduce these charges, also described below.

     o    Lower annual expenses than Class B or Class II shares.


                                     CLASS B

     o No front-end sales charge; all your money goes to work for you right away.

     o    Higher annual expenses than Class A shares.

     o Deferred sales charge on shares you sell within six years of purchase, as described below.

     o Automatic conversion to Class A shares approximately one year after such time that no CDSC would be payable upon redemption, as described below, thus reducing future annual expenses.


                                    CLASS II

     o    Front-end sales charge, as described below.

     o    Higher annual expenses than Class A shares.

     o Deferred sales charge on shares you sell within eighteen months of purchase, as described below.

     o    No conversion to Class A.



CALCULATION OF SALES CHARGES

CLASS A.  Sales Charges are as follows:


                                                                 Sales Charge                Concession to Dealers
-----------------------------------------------------------------------------------------------------------------------------------
                                                             % OF         % OF NET                   % OF
                                                           OFFERING        AMOUNT                  OFFERING
YOUR INVESTMENT                                              PRICE        INVESTED                   PRICE
-----------------------------------------------------------------------------------------------------------------------------------
Less than $50,000.....................................       5.75%          6.10%                    5.00%

$50,000 but less than $100,000........................       4.75%          4.99%                    4.00%

$100,000 but less than $250,000.......................       3.75%          3.90%                    3.00%

$250,000 but less than $500,000.......................       3.00%          3.09%                    2.25%

$500,000 but less than $1,000,000.....................       2.10%          2.15%                    1.35%

$1,000,000 or more....................................       None           None                     1.00%


INVESTMENTS OF $1 MILLION OR MORE: Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.

CLASS B. Shares are offered at their net asset value per share, without any initial sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

        Years after purchase                      CDSC on shares being sold

        1st or 2nd year.....................      4.00%
        3rd or 4th year.....................      3.00%
        5th year............................      2.00%
        6th year............................      1.00%
        7th year and thereafter.............      None

CLASS II.  Sales Charges are as follows:

                            Sales Charge                Concession to Dealers
--------------------------------------------------------------------------------
                         % OF        % OF NET                   % OF
                       OFFERING       AMOUNT                  OFFERING
                         PRICE       INVESTED                   PRICE
--------------------------------------------------------------------------------
                         1.00%         1.01%                    1.00%

There is also a CDSC of 1% on shares you sell within 18 months after you buy them.

DETERMINATION OF CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases you make during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE REDUCTIONS AND WAIVERS

WAIVERS FOR CERTAIN INVESTORS. Various individuals and institutions may purchase Class A shares without front-end sales charges, including:

     o financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee-based investment products under an agreement with the Distributor (this waiver may also apply to front-end sales charges of Class II shares)

     o    participants  in  certain   retirement   plans  that  meet  applicable
          conditions, as described in the Statement of Additional Information

     o Fund Directors and other individuals, and their families, who are affiliated with the Fund or any Fund distributed by SunAmerica Capital Services, Inc.

     o selling brokers and their employees and sales representatives and their families

     o    participants in "Net Asset Value Transfer Program"

We will generally waive the CDSC for CLASS B or CLASS II shares in the following cases:

     o    within one year of the shareholder's death or becoming disabled

     o taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. serves as fiduciary

     o Fund Directors and other individuals, and their families, who are affiliated with the Fund or any Fund distributed by SunAmerica Capital Services, Inc.

     o to make payments through the Systematic Withdrawal Plan (subject to certain conditions)

     o    participants in "Net Asset Value Transfer Program"

REDUCING YOUR CLASS A SALES CHARGES. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of any Fund distributed by SunAmerica Capital Services, Inc. to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Combined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the Statement of Additional Information.

To utilize: If you think you may be eligible for a sales charge reduction or CDSC waiver, contact your broker or financial advisor.

REINSTATEMENT PRIVILEGE. If you sell shares of the Fund, within one year after the sale, you may invest some or all of the proceeds of the sale in the same share class of the Fund without a sales charge. A shareholder may use their reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss you recognized on the previous sale for tax purposes. All accounts involved must be registered in the same name(s).

--------------------------------------------------------------------------------
SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each  class of  shares  of the Fund has its own 12b-1  plan  that  provides  for
distribution   and  account   maintenance  and  service  fees  (payable  to  the
Distributor) based on a percentage of average daily net assets, as follows:

                                                            ACCOUNT MAINTENANCE
             CLASS               DISTRIBUTION FEE              AND SERVICE FEE

               A                       0.10%                        0.25%
               B                       0.75%                        0.25%
              II                       0.75%                        0.25%

Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

OPENING AN ACCOUNT

1.   Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for the Fund is as follows:

     o    non-retirement account: $500

     o    retirement account: $250

     o dollar cost averaging: $500 to open; you must invest at least $25 a month

     The minimum subsequent investments for the Fund is as follows:

     o    non-retirement account: $100

     o    retirement account: $25

3.   Complete  the  appropriate  parts  of the  Account  Application,  carefully following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

BUYING SHARES

OPENING AN ACCOUNT

BY CHECK
--------------------------------------------------------------------------------

     o Make out a check for the investment amount, payable to the Fund or SunAmerica Funds.

     o    Deliver  the  check  and  your  completed  Account   Application  (and
          Supplemental Account Application, if applicable) to your broker or financial advisor, or mail them to:

            SunAmerica Fund Services, Inc.
            Mutual Fund Operations, 3rd Floor
            The SunAmerica Center
            733 Third Avenue
            New York, New York 10017-3204.

     o All purchases must be in U.S. dollars. Cash will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.


ADDING TO AN ACCOUNT

     o Make out a check for the investment amount payable to the Fund or SunAmerica Funds.

     o Include the stub from your Fund statement or a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.

     o Indicate the Fund and account number in the memo section of your check.

     o Deliver the check and your note to your broker or financial advisor, or mail them to

            NON-RETIREMENT ACCOUNTS:
            SunAmerica Fund Services, Inc.
            c/o NFDS
            P.O. Box 419373
            Kansas City, Missouri 64141-6373

            RETIREMENT ACCOUNTS:
            SunAmerica Fund Services, Inc.
            Mutual Fund Operations, 3rd Floor
            The SunAmerica Center
            733 Third Avenue
            New York, New York 10017-3204


BY WIRE
--------------------------------------------------------------------------------

     o Deliver your completed application to your broker or financial advisor or fax it to SunAmerica Fund Services, Inc. at 212-551-5585.

     o    Obtain  your  account  number by  referring  to your  statement  or by
          calling  your  broker  or  financial  advisor  or   Shareholder/Dealer
          Services at 1-800-858-8850, ext. 5125.

     o    Instruct your bank to wire the amount of your investment to:

            State Street Bank & Trust Company
            Boston, MA
            ABA #0110-00028
            DDA # 99029712

Specify the Fund name, your choice of share class, your new Fund number and account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.


ADDING TO AN ACCOUNT

     o    Instruct your bank to wire the amount of your investment to:

            State Street Bank & Trust Company
            Boston, MA
            ABA #0110-00028
            DDA # 99029712

Specify the Fund name, your share class, your Fund number, account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging, see "Additional Investor Services."

--------------------------------------------------------------------------------
SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------


SELLING SHARES

HOW

THROUGH YOUR BROKER OR FINANCIAL ADVISOR
----------------------------------------

     o    Accounts of any type.

     o    Sales of any amount.

BY MAIL
-------

     o    Accounts of any type.

     o Include all signatures and any additional documents that may be required (see next page).

     o    Mail the materials to:

            SunAmerica Fund Services, Inc.
            Mutual Fund Operations, 3rd Floor
            The SunAmerica Center
            733 Third Avenue
            New York, New York
            10017-3204

BY PHONE
--------

     o    Most accounts.

     o    Sales of less than $100,000.

BY WIRE
-------

     o    Request by mail to sell any amount (accounts of any type).

     o    Request by phone to sell less than $100,000.


REQUIREMENTS

THROUGH YOUR BROKER OR FINANCIAL ADVISOR
----------------------------------------

     o Call your broker or financial advisor to place your order to sell shares.

BY MAIL
-------

     o Write a letter of instruction indicating the Tax Managed Equity Fund, your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

     o Sales of $100,000 or more require the letter of instruction to have a signature guarantee.

     o A check will normally be mailed on the next business day to the name(s) and address in which the account is registered, or otherwise according to your letter of instructions.

BY PHONE
--------

     o Call Shareholder/Dealer Services at 1-800-858-8850 extension 5125 between 8:30 a.m. and 7:00 p.m. (Eastern time) on most business days. State the Fund name, the name of the person requesting the redemption, your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

     o A check will be mailed to the name(s) and address in which the account is registered, or to a different address indicated in a written authorization previously provided to the Fund by the shareholder(s) on the account.

BY WIRE
-------

     o Proceeds will normally be wired on the next business day. A $15 fee will be deducted from your account.


To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

--------------------------------------------------------------------------------

SELLING SHARES IN WRITING. In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

     o    your address of record has changed within the past 30 days

     o    you are selling shares worth $100,000 or more

     o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

     o    a broker or securities dealer

     o    a federal savings, cooperative or other type of bank

     o    a savings and loan or other thrift institution

     o    a credit union

     o    a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share (NAV) for the Fund and each class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of its shares outstanding. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

BUY AND SELL PRICES. When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable CDSCs.

EXECUTION OF REQUESTS. The Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If your order is received by the Fund or the Distributor before the Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If your order is received after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Fund before its close of business. The Fund and the Distributor reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

The Fund may invest to a small extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares.

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash.

At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purpose of such shares, which will not exceed 15 days.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

EXCHANGES. You may exchange shares of the Fund for shares of the same class of any other fund distributed by SunAmerica Capital Services, Inc. Before making an exchange, you should review a copy of the prospectus of the Fund or the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Fund, are using market timing strategies or making excessive exchanges. The Fund may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. The Fund may also refuse any exchange order.

CERTIFICATED SHARES. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder/Dealer Services at 1-800-858-8850, extension 5125 for further information. You may sell or exchange certificated shares only by returning the certificates to the Fund, along with a letter of instruction and a signature guarantee. The Fund does not issue certificates for fractional shares.

MULTI-PARTY CHECKS. The Fund may agree to accept a "multi-party check" in payment for Fund shares. This is a check made payable to the investor by another party and then endorsed over to the Fund by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addition, the Fund is not responsible for verifying the authenticity of any endorsement and assumes no liability for any losses resulting from a fraudulent endorsement.

ADDITIONAL INVESTOR SERVICES

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125.

DOLLAR COST AVERAGING lets you make regular investments from your bank account to the Fund or any other fund of your choice distributed by SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

SYSTEMATIC WITHDRAWAL Plan may be used for routine bill payment or periodic withdrawals from your account. To use:

     o    Make sure you have at least $5,000 worth of shares in your account.

     o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same Fund is not advantageous to you, because of sales charges).

     o Specify the payee(s) and amount(s). The payee may be yourself or any other party, (which may require a signature guarantee) and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

     o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

     o    Make sure your dividends and capital gains are being reinvested.

You  cannot  elect  the  systematic   withdrawal  plan  if  you  have  requested
certificates for your shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


ASSET PROTECTION PLAN (optional) Anchor National Life Insurance Company offers an Asset Protection Plan to certain investors in the Fund. The benefits of this optional coverage payable at death will be related to the amounts paid to purchase Fund shares and to the value of the Fund shares held for the benefit of the insured persons. However, to the extent the purchased shares are redeemed prior to death, coverage with respect to these shares will terminate.

Purchasers of the Asset Protection Plan are required to authorize periodic redemptions of Fund shares to pay the premiums for this coverage. These redemptions will not be subject to CDSCs, but will have the same tax consequences as any other Fund redemptions.

The Asset Protection Plan will be available to eligible persons who enroll for the coverage within a limited time period after shares in the Fund are initially purchased or transferred. In addition, coverage cannot be made available unless Anchor National knows for whose benefit shares are purchased. For instance, coverage cannot be made available for shares registered in the name of your broker unless the broker provides Anchor National with information regarding the beneficial owners of the shares. In addition, coverage is available only to shares purchased on behalf of natural persons between 21 and 75 years of age; coverage is not available with respect to shares purchased for a retirement account. Other restrictions on the coverage apply. This coverage may not be available in all states and may be subject to additional restrictions or limitations. Purchasers of shares should also make themselves familiar with the impact on the Asset Protection Plan coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions. Anchor National is a SunAmerica company.

Please call 1-800-858-8850, extension 5660 for more information, including the cost of the Asset Protection Plan option.

RETIREMENT PLANS. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, Simple IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans and other pension, educational and profit-sharing plans. Using these plans, you can invest in any funds distributed by SunAmerica Capital Services, Inc. with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850, extension 5134.

TAX, DIVIDEND DISTRIBUTIONS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS. In general, you will receive account statements as follows:

     o    after every  transaction  that affects your account  balance (except a
          dividend   reinvestment  or  automatic   purchase  from  or  automatic
          redemption to your bank account)

     o    after any changes of name or address of the registered owner(s)

     o    in all other circumstances, annually

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS. The Fund generally distributes most or all of its net earnings in the form of dividends. Income dividends, if any, are paid annually by the Fund.
Capital  gains  distributions,  if any, are paid at least  annually by the Fund.

DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same share class of the Fund on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by SunAmerica Capital Services, Inc. or paid in cash (if more than $10). You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125 to change dividend and distribution payment options.

TAXABILITY OF DIVIDENDS. As long as the Fund meets the requirements for being a tax-qualified regulated investment company, as the Fund intends, it pays no Federal income tax on the earnings it distributes to shareholders.

Consequently, dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions of the Fund's long-term capital gains are taxable as capital gains regardless of how long you held the Fund's shares; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January, which were declared in a previous quarter, will be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

"BUYING INTO A DIVIDEND." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

OTHER TAX CONSIDERATIONS. If you are not a lawful permanent resident or a citizen of the U.S., or if you are a foreign entity, ordinary income dividends paid to you (which includes distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------


By law, the Fund must withhold 31% of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in the Fund under all applicable laws.

SMALL ACCOUNTS. If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges.

FUND MANAGEMENT

Manager: SunAmerica Asset Management Corp., which was organized in 1982 under the laws of Delaware, serves as investment manager and selects the Adviser for the Fund, provides various administrative services, and supervises the daily business affairs of the Fund. In addition to managing the Fund, SunAmerica Asset Management Corp. serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, SunAmerica Style Select Series, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, and Brazos Mutual Funds. SunAmerica managed, advised or administered assets in excess of $27 billion as of December 31, 1999. The Adviser is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. SunAmerica may terminate the agreement with the Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with one or more Advisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Advisers for new or existing funds, change the terms of particular agreements with Advisers or continue the employment of existing Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of the Fund have the right to terminate an agreement with the Adviser for that Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Adviser changes. The order also permits the Fund to disclose to shareholders the Advisers' fees only in the aggregate for the Fund.

The Fund pays SunAmerica a fee equal to 0.85% of average daily net assets.

The Adviser and Portfolio Managers for the Fund are described below.

INFORMATION ABOUT THE ADVISER

J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. Morgan") is a Delaware corporation, located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. As of December 31, 1999, J.P. Morgan, together with its affiliated companies, had approximately $349 billion in assets under management.


                   NAME, TITLE AND AFFILIATION OF
                         PORTFOLIO MANAGER                               EXPERIENCE
                   ------------------------------                        ----------
                   Terry Banet,                      Ms.  Banet is a senior  portfolio  manager  for private  equity and  balanced
                   Vice President (J.P. Morgan)      accounts for J.P.  Morgan's high net worth  clients.  In addition,  Ms. Banet manages the JP Morgan Tax Aware Equity Fund. In her 12 years at J.P.  Morgan,
                                                     Ms. Banet has done  extensive work in product  development  for both U.S. and international  clients and was key in helping develop J.P. Morgan's Tax Aware equity  process.  She joined J.P. Morgan in 1985 after two years at Coopers &
                                                     Lybrand. Ms. Banet earned her B.S. degree from Lehigh University and holds an
                                                     M.B.A. from Wharton.


                   Louise P. Sclafani                Ms.  Sclafani is a portfolio  manager in J.P.  Morgan's U.S. Equity group. In
                   Vice President (J.P. Morgan)      particular,  she manages tax-aware  portfolios for private clients and mutual funds.  She began her investment  career at J.P. Morgan in equity research in
                                                     1983.  She left to join  Brundage,  Story  and Rose  where  she was an equity analyst and portfolio  manager and returned to J.P.  Morgan in 1994. She is a
                                                     Chartered Financial Analyst.


DISTRIBUTOR:. SunAmerica Capital Services, Inc. distributes the Fund's shares. The Distributor, a SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under the Fund's 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of the Fund. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers;
(ii) tickets for entertainment  events (such as concerts or sporting events); or
(iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Fund's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------


ADMINISTRATOR. SunAmerica Fund Services, Inc. assists the Fund's transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by the Fund for its services at the annual rate of 0.22% of average daily net assets. This fee represents the full cost of providing shareholder and transfer agency services to the Fund.

The Manager, Distributor and Administrator are all located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

YEAR 2000. The Fund's management has recognized the importance of the Year 2000 ("Y2K") Issue and since 1998 has designated it as a top priority to which management has committed significant resources. The Fund made a successful transition into the new millennium without any Y2K related problems. The Fund's management will continue to monitor the Y2K Issue and although there can be no assurances that the Fund or the companies in which the Fund invests will avoid being negatively impacted, we do not anticipate that the Fund will experience any material negative impact as a result of the Y2K Issue.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------


The following documents contain more information about the Fund and are available free of charge upon request:

     ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual reports also contain a written analysis of market conditions and investment strategies that significantly affected the Fund's performance during the applicable period.

     STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Fund's policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Fund by contacting:

         SunAmerica Fund Services, Inc.
         Mutual Fund Operations
         The SunAmerica Center
         733 Third Avenue
         New York, New York 10017-3204
         1-800-858-8850, extension 5125

or

by calling your broker or financial advisor.

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (202) 942-8090 for information on the operation of the Public Reference Room. Information about the Fund is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.



                                                               [SUN AMERICA
                                                               MUTUAL FUNDs
                                                                  LOGO]


DISTRIBUTOR:                                    SunAmerica Capital Services

INVESTMENT COMPANY ACT
File No. 811-0169

                  SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 28, 2000


The SunAmerica Center      General Marketing and
733 Third Avenue  Shareholder Information
New York, NY  10017-3204   (800) 858-8850



         SunAmerica Strategic Investment Series, Inc. (the "Corporation") is a mutual fund consisting of one investment series, the Tax Managed Equity Fund (the "Fund"). The Fund seeks high total return while being sensitive to the impact of capital gains taxes on investors' returns.

         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Corporation's Prospectus dated February 28, 2000. To obtain a Prospectus free of charge, please call the Corporation at
(800) 858-8850. The Prospectus is incorporated by reference into this Statement of Additional Information. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.


                                TABLE OF CONTENTS

                                                                            PAGE


HISTORY OF THE FUND                                                        B-2
INVESTMENT OBJECTIVE AND POLICIES                                          B-2
INVESTMENT RESTRICTIONS                                                    B-23
DIRECTORS AND OFFICERS                                                     B-25
MANAGER, ADVISER, PERSONAL TRADING, DISTRIBUTOR AND ADMINISTRATOR          B-30
PORTFOLIO TRANSACTIONS AND BROKERAGE                                       B-35
ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES                        B-37
ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES                      B-43
EXCHANGE PRIVILEGE                                                         B-44
DETERMINATION OF NET ASSET VALUE                                           B-45
PERFORMANCE DATA                                                           B-46
DIVIDENDS, DISTRIBUTIONS AND TAXES                                         B-50
RETIREMENT PLANS                                                           B-54
DESCRIPTION OF SHARES                                                      B-55
ADDITIONAL INFORMATION                                                     B-57
FINANCIAL STATEMENTS                                                       B-58
APPENDIX                                                             APPENDIX-1

         No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation, SunAmerica Asset Management Corp. ("SunAmerica") or the Distributor. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                               HISTORY OF THE FUND

          The Corporation, an open-end, diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), was organized as a Maryland corporation on December 16, 1998. The Corporation currently consists of one series, the Tax Managed Equity Fund.


         SunAmerica serves as investment manager for the Fund. As described in the Prospectus, SunAmerica retains J.P. Morgan Investment Management, Inc. (the "Adviser") to assist in the management of the Fund.


                        INVESTMENT OBJECTIVE AND POLICIES

         The investment objective and policies of the Fund are described in the Prospectus. Certain types of securities in which the Fund may invest and certain investment practices that the Fund may employ, are described under "More Information About the Fund -- Investment Strategies" in the Prospectus and are discussed more fully below. Unless otherwise specified, the Fund may invest in the following securities. The stated percentage limitations and quality requirements are applied to an investment at the time of purchase unless indicated otherwise.

         CONVERTIBLE SECURITIES AND PREFERRED STOCKS. Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed that combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. There are no specific quality requirements for convertible debt securities.

         ILLIQUID AND RESTRICTED SECURITIES. No more than 15% of the value of the Fund's net assets, determined as of the date of purchase, may be invested in illiquid securities including repurchase agreements that have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Fund will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).


         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         For example, restricted securities that the Board of Directors, or the Adviser pursuant to guidelines established by the Board of Directors, has determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Directors. In reaching liquidity decisions the Adviser will consider, INTER ALIA, pursuant to guidelines and procedures established by the Directors, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (I.E., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, the Fund may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

         Commercial paper issues in which the Fund's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended, is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Fund's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Directors. The Directors have delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Directors that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with selected banks and securities dealers whose financial condition is monitored by the Adviser, subject to the guidance of the Directors. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. Whenever the Fund enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Directors have established guidelines to be used by the Adviser in connection with transactions in repurchase agreements and will regularly monitor the Fund's use of repurchase agreements. The Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets.

However, there is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.


         REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund then invests the proceeds from the transaction in another obligation in which the Fund is authorized to invest. The Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Fund will segregate cash or liquid securities in an amount at least equal in value to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

         FIXED INCOME SECURITIES. The Fund may invest, under normal circumstances, up to 35% of total assets, subject to the percentage and credit quality limitations stated herein, in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities.


         Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

         The market values of fixed income securities tend to vary inversely with the level of interest rates-when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield is also affected by the perceived ability of the issuer to make timely payments of principal and interest.

         The Fund generally will not invest in debt securities in the lowest rating categories ("CC" or lower for Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc. ("Standard & Poor's") or "Ca" or lower for Moody's Investors Service, Inc. ("Moody's") unless the Adviser believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. In the event the rating of a debt security is down-graded below the lowest rating category deemed by the Adviser to be acceptable for the Fund's investments, the Adviser will determine on a case by case basis the appropriate action to serve the interest of shareholders, including disposition of the security.

         RISKS OF INVESTING IN LOWER RATED BONDS. As described above, debt securities in which the Fund may invest may be in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's or BB or lower by Standard & Poor's (and comparable unrated securities) (commonly known as "junk bonds"). For a description of these and other rating categories, see the Appendix. No minimum rating standard is required for a purchase by the Fund.

         Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments;
(c) redemption or call provisions that may be exercised at inopportune times;
(d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.

         High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

         There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, the Fund may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

         Ratings assigned by Moody's and Standard & Poor's to high yield bonds, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Fund's objective more dependent on the Adviser's own credit analysis than is the case for higher-rated bonds.

         Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

         The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

         As a result of all these factors, the net asset value of the Fund, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause the Fund to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.


         DEFERRED INTEREST BONDS AND PIK BONDS. Fixed income securities in which the Fund may invest also include deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Fund's distribution obligations.

         SHORT-TERM AND TEMPORARY DEFENSIVE INSTRUMENTS. In addition to its primary investments, the Fund, except as described below, may also invest up to 35% of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses) or to generate a return on idle cash held by the Fund during periods when the Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in cash and short-term fixed income securities, including corporate debt obligations and money market instruments. When the Fund invests in any commercial paper, bank obligations or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time the Fund invests in any other short-term debt securities except corporate debt obligations, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Adviser's opinion. A description of securities ratings is contained in the Appendix to this Statement of Additional Information.

         Subject to the limitations described above and below, the following is a description of the types of money market and fixed income securities in which the Fund may invest:

         U.S. GOVERNMENT SECURITIES: See the section entitled "U.S. Government Securities" below.

         COMMERCIAL PAPER: Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. The Fund's commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Fund's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization. The Fund will generally purchase commercial paper only of companies of medium to large capitalizations (I.E., $1 billion or more).




         CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCE: Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less. The Fund may invest in bankers' acceptances from (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund will not invest in obligations for which J.P. Morgan Investment Management, Inc., the Fund's investment adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in obligations of international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (E.G., the European Investment Bank, the Inter-American Development Bank, or the World
Bank).


         CORPORATE OBLIGATIONS: Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled "Commercial Paper" above.

         REPURCHASE AGREEMENTS: See the section entitled "Repurchase Agreements" above.

         U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

         The Fund may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmer's Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the United States.

         The Fund may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

         INVESTMENT IN SMALL, UNSEASONED COMPANIES. The Fund may invest, in the securities of small companies having market capitalizations under $1 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

         Companies with market capitalization of $1 billion to $5 billion ("Medium-sized company stocks") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative. The Fund may invest in the securities of Medium-sized company stocks.

         WARRANTS AND RIGHTS. The Fund may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (generally two or more years). Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

         HYBRID INSTRUMENTS; INDEXED/STRUCTURED SECURITIES. Hybrid Instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

         Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

         The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

         Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

         Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

         Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (the "SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

         The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, the Fund will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that the Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).


         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase or sell such securities on a "when-issued" or "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. The Fund will maintain a segregated account with the custodian, consisting of cash, or liquid securities at least equal to the value of purchase commitments until payment is made. With respect to securities sold on a delayed-delivery basis, the Fund will either segregate the securities sold or liquidate assets of a comparable value.

         The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)


         To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund will enter into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to the Fund.

         When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

         FOREIGN SECURITIES. The Fund may invest up to 20% of its total assets in equity securities of foreign companies in the S&P Composite Stock Price Index or listed on a U.S. stock exchange. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

         The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of the Fund's investment policies, the Fund's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.


         Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (I.E., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of the Fund's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (E.G., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Effective January 1, 1999, several European countries irrevocably fixed their existing national currencies to a new single European currency unit, the "euro." Certain European investments may be subject to additional risks as a result of this conversion. These risks include adverse tax and accounting consequences, as well as difficulty in processing transactions. The Adviser is aware of such potential problems and is coordinating efforts to prevent or alleviate their adverse impact on the Fund. There can be no assurance that the Fund will not suffer any adverse consequences as a result of the euro conversion.

         Because the Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of these shares may change on days when a shareholder will not be able to purchase or redeem shares.

         LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, the Fund receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that the Fund continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund; and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

         Since voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan.


         INCOME ENHANCEMENT STRATEGIES. The Fund may write (I.E., sell) call options ("calls") on securities traded on U.S. and foreign securities exchanges and over-the-counter markets for hedging and risk management purposes and to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale up to 100% of the Fund's total assets may be subject to calls. The Fund is required, for all such calls written by a Fund to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable. If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

         The Fund also may write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund's return. The Fund is required, for all such puts written by a Fund to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         HEDGING STRATEGIES. For hedging purposes as a temporary defensive maneuver, the Fund, except as described below, may also use stock index futures contracts ("Futures"); and call and put options on Futures (the foregoing referred to as "Hedging Instruments"). The Fund is required for these techniques to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable. All puts and calls on securities or stock index Futures or options on such Futures purchased or sold by the Fund will be listed on a national securities or commodities exchange or on U.S. over-the-counter markets. Hedging instruments may be used to attempt to: (i) protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the equity securities markets (generally due to a rise in interest rates); (ii) protect the Fund's unrealized gains if the value of its equity securities have appreciated;
(iii) facilitate selling securities for investment reasons; or (iv) establish a position in the equity securities markets as a temporary substitute for purchasing particular equity securities.

         The Fund's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, the Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, the Fund could: (i) purchase Futures; or (ii) purchase calls on such Futures or on securities. Additional information about the Hedging Instruments the Fund may use is provided below.

OPTIONS

         OPTIONS ON SECURITIES. The Fund may write and purchase call and put options on equity securities.

         When the Fund writes a call on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. In such instance, the Fund retains the risk of loss should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

         To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Fund retains the underlying security and the premium received. If the Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

         When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

         A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

         The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

         When the Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

         Buying a put on an investment the Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

          When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit cash or securities or a letter of credit as margin and make mark to market payments of variation margin as the position becomes unprofitable. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

         OPTIONS ON SECURITIES INDICES. As noted above, the Fund may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities. When the Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

FUTURES AND OPTIONS ON FUTURES

         FUTURES. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

         Purchases or sales of stock index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out.

         OPTIONS ON FUTURES. As noted above, the Fund may purchase and write options on stock index futures contracts ("Options on Futures.")

         The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the Fund's portfolio. If the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, the Fund's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Fund may purchase Options on Futures for hedging purposes instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

ADDITIONAL INFORMATION ABOUT HEDGING INSTRUMENTS AND THEIR USE

         The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction.

         An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

         In the future, the Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, legally permissible and adequately disclosed.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS

         The Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Fund from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Fund may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided, that the Fund may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. The Fund intends to engage in Futures transactions and options thereon only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

         Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when the Fund purchases a Future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

POSSIBLE RISK FACTORS IN HEDGING

         Participation in the options or Futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used.

         In addition to the risks discussed above, there is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (I.E., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

         If the Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

         SHORT SALES. The Fund may make "short sales against the box." A short sale is effected by selling a security that the Fund does not own. A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. The Fund may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales. The Fund generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box.

         LEVERAGE. In seeking to enhance investment performance, the Fund may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of the Fund's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets, so computed, should fail to meet the 300% asset coverage requirement, the Fund is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of the Fund's assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value per share of the Fund correspondingly will tend to increase and decrease more when the Fund's assets increase or decrease in value than would otherwise be the case. The Fund's policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Fund.

         SPECIAL SITUATIONS. A "special situation" arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

         FUTURE DEVELOPMENTS. The Fund may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund's investment objective, policies and restrictions and is otherwise legally permissible under federal and state laws. The Fund's Prospectus and Statement of Additional Information will be amended or supplemented as appropriate to discuss any such new investments.

         REAL ESTATE INVESTMENT TRUSTS ("REITs"). The Fund may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the trust.



                             INVESTMENT RESTRICTIONS

         The Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the outstanding voting securities" of the Fund for this purpose means the lesser of
(i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or
(ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

         Under the following fundamental restrictions the Fund may not:

(1)                      With respect to 75% of its total assets, invest more
                  than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company's outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. government securities").

(2)                      Invest more than 25% of the Fund's assets in the
                  securities of issuers engaged in the same industry.

(3)                      Borrow money, except that (i) the Fund may borrow in
                  amounts up to 33 1/3% of its total assets for temporary or emergency purposes, (ii) the Fund may borrow for investment purposes to the maximum extent permissible under the 1940 Act (I.E., presently 50% of net assets), and (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit the Fund's engaging in reverse repurchase agreements and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

(4)                      Invest in real estate (including limited partnership
                  interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that the Fund may hold or sell real estate acquired as a result of the ownership of securities.

(5)                      Purchase or sell commodities or commodity contracts,
                  except to the extent that the Fund may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. The Fund may engage in transactions in put and call options on securities, indices, futures contracts on securities and indices, put and call options on such futures contracts, and may purchase hybrid instruments.

(6)                      Engage in underwriting of securities issued by others,
                  except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Fund.

(7)                      Make loans to others except for (a) the purchase of
                  debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

(8)                      Issue senior securities as defined in the 1940 Act,
                  except that the Fund may enter into repurchase agreements, reverse repurchase agreements, lend its portfolio securities and borrow money as described above, and engage in similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

         The following additional restrictions are not fundamental policies and may be changed by the Directors without a vote of shareholders. The Fund may not:

(9)                      Purchase securities on margin, provided that margin
                  deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

(10)                     Pledge, mortgage or hypothecate its assets, except to
                  the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities on a delayed- delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

(11)                     Enter into any repurchase agreement maturing in more
                  than seven days or invest in any other illiquid security if, as a result, more than 15% of the Fund's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

(12)                     Invest in securities of other registered investment
                  companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

                             DIRECTORS AND OFFICERS


         The following table lists the Directors and executive officers of the Corporation, their ages, business addresses, and principal occupations during the past five years. For the purposes of this Statement of Additional Information, the SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., Style Select Series, Inc. and SunAmerica Strategic Investment Series, Inc. An asterisk indicates those Directors who are interested persons of the Corporation within the meaning of the 1940 Act.

--------------------------------------------------------------------------------------------------------------------
Name, Age and Address                    Position With the Corporation         Principal Occupations
                                                                               During Past 5 Years
--------------------------------------------------------------------------------------------------------------------
                                                                               <C

S. James Coppersmith, 67                 Director                              Retired; formerly, President and
7 Elmwood Road                                                                 General Manager, WCVB-TV, a
Marblehead, MA 01945                                                           division of the Hearst Corp. (1982
                                                                               to 1994); Director/Trustee of SAMF
                                                                               and Anchor Series Trust ("AST")
--------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat, 60                  Chairman of the Board                 Attorney, sole practitioner,
430 East 86th Street                                                           Of Counsel, Kramer, Levin, Naftalis
New York, NY 10028                                                             & Frankel; Chairman of the Boards
                                                                               of Directors/ Trustees of SAMF and
                                                                               AST.
--------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman, 56                    Director                              Partner and Managing Member of B.B.
515 East 79th Street                                                           Associates LLC (menswear specialty
New York, NY 10021                                                             retailing and other activities)
                                                                               since June 1988; Director/Trustee
                                                                               of SAMF and AST.
--------------------------------------------------------------------------------------------------------------------
Peter A. Harbeck*, 46                    Director and President                Director and President, SunAmerica;
The SunAmerica Center                                                          Director, SunAmerica Capital
733 Third Avenue                                                               Services, Inc. ("SACS"), since
New York, NY 10017-3204                                                        August 1993; Director and
                                                                               President, SunAmerica Fund Services,
                                                                               Inc.("SAFS"), since May 1988;
                                                                               President, SAMF and AST; Executive
                                                                               Vice President and Chief Operating
                                                                               Officer, SunAmerica, from May 1988 to
                                                                               August 1995; Executive Vice President,
                                                                               SACS, from November 1991 to August
                                                                               1995; Director, Resources Trust
                                                                               Company.
--------------------------------------------------------------------------------------------------------------------
Sebastiano Sterpa, 70                    Director                              Founder and Chairman of the Board
73473 Mariposa Drive                                                           of the Sterpa Group (real estate),
Palm Desert, CA 92260                                                          since 1962; Director, Real Estate
                                                                               Business Service and Countrywide
                                                                               Financial; Director/Trustee of SAMF.

--------------------------------------------------------------------------------------------------------------------
Name, Age and Address                    Position With the Corporation         Principal Occupations
                                                                               During Past 5 Years
--------------------------------------------------------------------------------------------------------------------
                                                                               <C

--------------------------------------------------------------------------------------------------------------------
J. Steven Neamtz*, 41                    Vice President                        Executive Vice President of
The SunAmerica Center                                                          SunAmerica, since April 1996;
733 Third Avenue                                                               Director and President, SACS, since
New York, NY 10017-3204                                                        April 1996; formerly, Executive
                                                                               Vice President, New England Funds,
                                                                               L.P. from July 1990 to April 1996.
--------------------------------------------------------------------------------------------------------------------
Peter C. Sutton*, 35                     Treasurer                             Senior Vice President, SunAmerica,
The SunAmerica Center                                                          since April 1997; Treasurer, SAMF
733 Third Avenue                                                               and AST, since February 1996; Vice
New York, NY 10017-3204                                                        President and Assistant Treasurer
                                                                               of SAST and APF since 1994; Vice
                                                                               President, Seasons Series Trust, since
                                                                               April 1997; formerly, Vice President,
                                                                               SunAmerica, from 1994 to 1997;
                                                                               Controller, SAMF and AST, from March
                                                                               1993 to February 1996; Assistant
                                                                               Controller, SAMF and AST, from 1990 to
                                                                               1993, and Vice President and Assistant
                                                                               Treasurer, Brazos Mutual Funds since
                                                                               May, 1999
--------------------------------------------------------------------------------------------------------------------
Robert M. Zakem, 42                      Secretary and Chief Compliance        Senior Vice President and General
The SunAmerica Center                    Officer                               Counsel, SunAmerica, since April
733 Third Avenue                                                               1993; Executive Vice President,
New York, NY 10017-3204                                                        General Counsel and Director, SACS,
                                                                               since August 1993; Vice President,
                                                                               General Counsel and Assistant
                                                                               Secretary, SAFS, since January 1994;
                                                                               Vice President, SunAmerica Series
                                                                               Trust, Anchor Pathway and Seasons
                                                                               Series Trust; Assistant Secretary,
                                                                               SunAmerica Series Trust and Anchor
                                                                               Pathway Fund, since September 1993;
                                                                               Assistant Secretary, Seasons Series
                                                                               Trust, since April 1997; formerly,
                                                                               Vice President and Associate General
                                                                               Counsel, SunAmerica, from March 1992
                                                                               to April 1993, and Vice President and
                                                                               Assistant Secretary of Brazos Mutual
                                                                               Funds, since May, 1999
--------------------------------------------------------------------------------------------------------------------

         The Directors of the Corporation are responsible for the overall supervision of the operation of the Corporation and the Fund and perform various duties imposed on directors of investment companies by the 1940 Act and under the Corporation's Articles of Incorporation. Directors and officers of the Corporation are also directors and officers of some or all of the other investment companies managed, administered or advised by SunAmerica, and distributed by SunAmerica Capital Services, Inc. ("SACS" or the "Distributor") and other affiliates.


         The Corporation pays each Director who is not an interested person of the Corporation or SunAmerica (each a "disinterested Director") annual compensation, in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each disinterested Director will receive a pro rata portion (based upon the Corporation's net assets) of an aggregate of $40,000 in annual compensation for acting as director or trustee to the SunAmerica Mutual Funds and/or AST. In addition, Mr. Eisenstat receives an aggregate of $2,000 in annual compensation for serving as Chairman of the Boards of the retail funds of SAMF. Officers of the Corporation receive no direct remuneration in such capacity from the Corporation or the Fund.

          In addition, each disinterested Director also serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Corporation's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committees of SAMF and AST. With respect to the Corporation, each member of the committee will receive a pro rata portion of the $5,000 annual compensation, based on the relative net assets of the Corporation. The Corporation also has a Nominating Committee which will be comprised solely of disinterested Directors, which recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders' meetings. Members of the Nominating Committee will serve without compensation.

         The Directors (and Trustees) of the SAMF and AST have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the disinterested Directors. The Retirement Plan provides generally that if a disinterested Director who has at least 10 years of consecutive service as a disinterested Director of any of the SAMF (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SAMF, with respect to which he or she is an Eligible Director. With respect to Sebastiano Sterpa, the disinterested Directors have determined to make an exception to existing policy and allow Mr. Sterpa to remain on the Board past age 70, until he has served for ten years. Mr. Sterpa will cease accruing benefits upon reaching age 70, although such benefits will continue to accrue interest as provided for in the Retirement Plan. As of each birthday, prior to the 70th birthday, each Eligible Director will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a disinterested Director of each SunAmerica Mutual Fund for the calendar year in which such birthday occurs, plus
(ii) 8.5% of any amounts credited under clause (i) during prior years. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

         As of December 31, 1999, the Directors and officers of the Corporation owned in the aggregate, less than 1% of each Class of the Corporation's total outstanding shares.

         As of February 18, 2000, no shareholders owned of record or beneficially 5% or more of the outstanding shares of any Class of the Fund.

         The following table sets forth information summarizing the aggregate compensation paid by the fund complex to the disinterested Director for the year ended October 31, 1999. Neither the Directors who are interested persons of the Corporation nor any officers of the Corporation receive any compensation.


                               COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------------------
DIRECTORS                AGGREGATE              PENSION OR             ESTIMATED ANNUAL       TOTAL COMPENSATION
                         COMPENSATION FROM      RETIREMENT BENEFITS    BENEFITS UPON          FROM REGISTRANT AND
                         REGISTRANT             ACCRUED AS PART OF     RETIREMENT             FUND COMPLEX PAID TO
                                                CORPORATION EXPENSES                          DIRECTORS*
--------------------------------------------------------------------------------------------------------------------

S. James Coppersmith             $237                   $476                  $29,670                $65,000
--------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat              $249                   $410                  $46,083                $69,000
--------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman                $237                   $414                  $60,912                $65,000
--------------------------------------------------------------------------------------------------------------------
Sebastiano Sterpa**              $239                   $293                  $ 7,900                $43,333
--------------------------------------------------------------------------------------------------------------------


* Information is as of October 31, 1999 for the six investment companies in the complex that pay fees to these directors/trustees. The complex consists of SAMF and AST.

**     Mr. Sterpa is not a trustee of AST.




                       MANAGER, ADVISER, PERSONAL TRADING,
                          DISTRIBUTOR AND ADMINISTRATOR


         SUNAMERICA ASSET MANAGEMENT CORP. SunAmerica Asset Management Corp., which was organized as a Delaware corporation in 1982, is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, and acts as the Investment Manager to the Fund pursuant to the Investment Advisory and Management Agreement dated February 18, 1999 (the "Management Agreement"), with the Corporation, on behalf of the Fund. SunAmerica is a wholly-owned subsidiary of SunAmerica Inc., which in turn is a wholly-owned subsidiary of American International Group, Inc. ("AIG"), the leading U.S.-based international insurance organization. As of December 31, 1999, SunAmerica managed more than $27 billion of assets. AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities.

         Under the Management Agreement, SunAmerica manages the affairs of the Fund including, but not limited to, continuously providing the Fund with investment management, including investment research, advice and supervision, determining which securities shall be purchased or sold by the Fund, making purchases and sales of securities on behalf of the Fund and determining how voting and other rights with respect to securities owned by the Fund shall be exercised, subject to general review by the Directors.

         In carrying out its responsibilities, SunAmerica may employ, retain or otherwise avail itself of the services of other persons or entities such as the Adviser, on such terms as SunAmerica shall determine to be necessary, desirable or appropriate. SunAmerica may retain one or more advisers to manage all or a portion of the investment portfolio of the Fund, at SunAmerica's own cost and expense. Retention of one or more advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of SunAmerica under the Management Agreement and SunAmerica shall be responsible for all acts and omissions of such advisers, or other persons or entities, in connection with the performance of SunAmerica's duties.


         SunAmerica shall pay all of its expenses arising from the performance of its obligations under the Management Agreement and shall pay any salaries, fees and expenses of the Corporation's Directors and Officers who are employees of SunAmerica. SunAmerica shall not be required to pay any other expenses of the Fund, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of share certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors who are not employees of SunAmerica or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.


         For the fiscal year ended October 31, 1999, the Fund paid SunAmerica advisory fees in the amount of 0.85% of the Fund's average daily net assets, or $257,412. SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of 1.45% of the assets of Class A shares and 2.10% of the assets of Class B and Class II shares for the Fund. Further, any waivers or reimbursements made by SunAmerica are subject to recoupment from the Fund within the following two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable, but appear as footnote disclosure to the Fund's financial statements. At such time as it appears probable that the Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

         The Management Agreement continues in effect with respect to the Fund after an initial two-year term from year to year provided that such continuance is specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of Directors who are not parties to the Management Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated with respect to the Fund at any time, without penalty, on 60 days' written notice prior to the anniversary date of the previous continuance by SunAmerica or on 60 days' written notice prior to the anniversary date of the previous continuance by SunAmerica or on 60 days' written notice by the Directors or by the holders of a majority of the Fund's outstanding voting securities. The Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of SunAmerica (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with SunAmerica) SunAmerica shall not be subject to liability to the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which the Management Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Corporation shall indemnify SunAmerica (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with SunAmerica) from any liability arising from SunAmerica's conduct under the Management Agreement.


         THE ADVISER. J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), acts as Adviser to the Fund pursuant to a subadvisory agreement with SunAmerica (the "Subadvisory Agreement"). SunAmerica may terminate any agreement with an Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with Advisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Advisers for new or existing Funds, change the terms of particular agreements with Advisers or continue the employment of existing Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Adviser changes.

         The Adviser is independent of SunAmerica and discharges its responsibilities subject to the policies of the Directors and the oversight and supervision of SunAmerica, which pays the Adviser's fees. J.P. Morgan is a wholly-owned subsidiary of J.P Morgan & Co. Incorporated, a bank holding company organized under the laws of Delaware.

         The annual rate of fees paid by SunAmerica to the Adviser through October 31, 1999 was 0.40%, as a percentage of the average daily net assets of the Fund. Subsequent to December 31, 1999, the highest possible annual rate of fees payable by SunAmerica to the Adviser is 0.45%. For the fiscal year ended October 31, 1999, SunAmerica paid the Adviser subadvisory fees in the amount of $121,105. The Adviser waived $15,142 of subadvisory fees.


         The Subadvisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. Thereafter, it may be renewed from year to year, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement provides that it will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Management Agreement. Under the terms of the Subadvisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) the Adviser shall not be subject to liability to the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which the Subadvisory Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, SunAmerica shall indemnify the Adviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) from any liability arising from the Adviser's conduct under the Subadvisory Agreement.

         PERSONAL TRADING. The Corporation and SunAmerica have adopted a written Code of Ethics (the "Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the Code is an individual who is a trustee, director, officer, general partner or advisory person of the Corporation or SunAmerica. The guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the Code by Access Persons of the Corporation or SunAmerica during the quarter.

         The Adviser has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the Code. Further, the Adviser reports to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Fund insofar as such violations related to the Fund. In turn, SunAmerica reports to the Board of Directors as to whether there were any violations of the Code by Access Persons of the Fund or SunAmerica.

         THE DISTRIBUTOR. The Corporation, on behalf of each class of the Fund, has entered into a distribution agreement (the "Distribution Agreement") with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter of the shares of the Fund. The address of the Distributor is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Fund through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing Prospectuses, annual reports and other periodic reports respecting the Fund, for distribution to persons who are not shareholders of the Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Fund (see "Distribution Plans" below).

         Continuance of the Distribution Agreement with respect to the Fund is in effect for the period of two years from the date of its execution, unless terminated sooner. Thereafter, it shall continue in full force and effect from year to year thereafter if such continuance is approved in accordance with the requirements of the 1940 Act. The Corporation and the Distributor each has the right to terminate the Distribution Agreement on 60 days' written notice prior to the anniversary date of the previous continuance, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

          The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Keogler Morgan & Company, Financial Service Corporation and Advantage Capital Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.


         DISTRIBUTION PLANS. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's board of directors. Pursuant to such rule, the Fund adopted Distribution Plans for Class A, Class B and Class II shares (hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan" and collectively as the "Distribution Plans").

         The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to "Shareholder Account Information" in the Prospectus for certain information with respect to the Distribution Plans.

         Under the Class A Plan, the Distributor may receive payments from the Fund at an annual rate of up to 0.10% of average daily net assets of the Fund's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class II Plans, the Distributor may receive payments from the Fund at the annual rate of up to 0.75% of the average daily net assets of the Fund's Class B or Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.

         The Distribution Plans provide that each class of shares of the Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in the Fund by their customers.

         It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution costs as described above.


         Set forth are the distribution and account maintenance and service fees the Distributor received from the Fund for the fiscal year ended October 31, 1999: $42,765 for Class A; $90,071 for Class B; and $90,581 for Class II Shares.


         Continuance of the Distribution Plans with respect to the Fund is subject to annual approval by vote of the Directors, including a majority of the disinterested Directors. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of the Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time without payment of any penalty by vote of a majority of the disinterested directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Independent Directors of the Corporation shall be committed to the discretion of the disinterested Directors. In the Directors' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to the Fund, the Directors must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

         THE ADMINISTRATOR. The Corporation has entered into a Service Agreement, under the terms of which SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of the Fund. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

         Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets. This fee represents the full cost of providing shareholder and transfer agency services to the Corporation. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges of the Transfer Agent which are paid by the Corporation). For further information regarding the Transfer Agent, see the section entitled "Additional Information" below.

         The Service Agreement dated February 18, 1999 continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Directors including a majority of the disinterested Directors.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Adviser is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica or the Adviser.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and may cause the Fund to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Corporation and may not be used in connection with the Corporation. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of the Adviser's investment advice. The investment advisory fee paid by the Fund is not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

         Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of the Fund as a factor in the selection of brokers for transactions effected on behalf of the Fund, subject to the requirement of best price and execution.

         The Adviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

         Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Fund, it is possible that, at times, identical securities will be acceptable for purchase by the Fund and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of the Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.


         Brokerage commission paid by the Fund for the fiscal year ended October 31, 1999 is $13,100. There were no brokerage commissions paid to affiliated broker-dealers by the Fund.


               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

         Upon making an investment in shares of the Fund, an open account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

         Shareholders who have met the Fund's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis. Purchases can be made via electronic funds transfer through the Automated Clearing House or by physical draft check. Purchases made via physical draft check require an authorization card to be filed with the shareholder's bank.

         Shares of the Fund are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed (i) at the time of purchase (Class A shares), (ii) on a deferred basis (Class B and certain Class A shares), or (iii) may contain certain elements of a sales charge that is imposed at the time of purchase and that is deferred (Class II shares).


         The following table sets forth the front-end sales concessions with respect to Class A and Class II shares of the Fund, the amount of the front-end sales concessions reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class II shares of the Fund, received by the Distributor for the fiscal year ended October 31, 1999.


  -----------------------------------------------------------------------------------------------------------------------------
                      CLASS A                         CLASS B                               CLASS II
  -----------------------------------------------------------------------------------------------------------------------------
                                   Non-affiliated  Contingent                                     Non-affiliatedContingent
  Sales Charge     Affiliated      Broker-dealers  Deferred        Sales Charges   Affiliated     Broker-dealersDeferred
                   Broker-dealers                  Sales Charges                   Broker-dealers               Sales Charges
  -----------------------------------------------------------------------------------------------------------------------------

  $854,755         $509,061        $232,251        $10,344         $296,559        $151,987       $144,572      $2,111
  -----------------------------------------------------------------------------------------------------------------------------


         WAIVER OF CDSC. As discussed under "Shareholder Account Information" in the Prospectus, CDSCs may be waived on redemptions of Class B and Class II shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

         DEATH. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or Class II shares are not redeemed within one year of the death, they will remain Class B or Class II shares, as applicable, and be subject to the applicable CDSC, when redeemed.

         DISABILITY. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

         PURCHASES THROUGH THE DISTRIBUTOR. An investor may purchase shares of the Fund through dealers that have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the Fund's close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange ("NYSE") that day. Orders received by the Distributor after the Fund's close of business will be executed at the offering price determined after the close of regular trading of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. The Fund will not be responsible for delays caused by dealers.

         PURCHASE BY CHECK. Checks should be made payable to the Fund or to "SunAmerica Funds." If the payment is for a retirement plan account for which SunAmerica serves as fiduciary, please note on the check that payment is for such an account. In the case of anew account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 419373, Kansas City, Missouri 64141-6373 and the shareholder's Fund account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the Fund at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of shares of the Fund may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Fund will accept a multi-party check (E.G., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Fund does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Fund should not be considered verification thereof. Neither the Fund nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected.

         PURCHASE THROUGH SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Fund's close of business, the purchase of shares of a Fund will be effected on that day. If the order is received after the Fund's close of business, the order will be effected on the next business day.

         PURCHASE BY FEDERAL FUNDS WIRE. An investor may make purchases by having his or her bank wire federal funds to the Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Corporation and the Transfer Agent are open for business. In order to insure prompt receipt of a federal funds wire, it is important that these steps be followed:

         (1) You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SunAmerica Fund Services, Inc. at: (212) 551-5585.

         (2) Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at (800) 858-8850, extension 5125 to obtain your new account number.

         (3) Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank & Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, Tax Managed Equity Fund [Class __] (include shareholder name and account number).


         WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by the Adviser or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to
Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Funds (or in combination with the shares of other SunAmerica Mutual Funds) is at least $750,000, (b) the sponsor signs a $750,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator has an agreement with the Distributor with respect to such purchases, and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and
(ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.


         REDUCED SALES CHARGES (CLASS A SHARES ONLY). As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Corporation.

         COMBINED PURCHASE PRIVILEGE. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Fund shares into a single transaction:

          (i)                     an individual, or a "company" as defined in
                   Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

         (ii) an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

        (iii)                     a trustee or other fiduciary purchasing for a
                   single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
                   Code);

         (iv)                     tax-exempt organizations qualifying under
                   Section 501(c)(3) of the Code (not including 403(b) plans);

          (v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

         (vi)                     group purchases as described below.

         A combined purchase currently may also include shares of other funds in SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.


         RIGHTS OF ACCUMULATION. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular fund that were previously purchased, shares of the other classes of the same fund, as well as shares of any class of any other fund or of any of the other funds distributed by SunAmerica Capital Services, Inc., as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.


         The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

         LETTER OF INTENT. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of the Fund to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in the Fund made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of the Fund, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

         The Letter of Intent does not obligate the investor to purchase, nor the Corporation to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the Fund purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to this purchase plan should carefully read such Letter of Intent.

         REDUCED SALES CHARGE FOR GROUP PURCHASES. Members of qualified groups may purchase Class A shares of the Fund under the combined purchase privilege as described above.

         To receive a rate based on combined purchases, group members must purchase Class A shares of the Fund through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of the Fund's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

         Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide to its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

         Members of a qualified group include: (i) any group that meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring the Fund's shares for the benefit of any of the foregoing.

         Interested groups should contact their investment dealer or the Distributor. The Corporation reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Fund at any time.


         NET ASSET VALUE TRANSFER PROGRAM. Investors may purchase shares of the Fund at net asset value to the extent that the investment represents the proceeds from a redemption of a non-SunAmerica mutual fund in which the investor either (a) paid a front-end sales load or (b) was subject to, or paid a CDSC on the redemption proceeds. Shareholders may purchase either Class A, Class B or Class II shares through the program to the extent that they previously held shares of a non-SunAmerica mutual fund with a similar load structure to the respective SunAmerica Mutual Fund share class. With respect to sales of Class A shares through the program, the Distributor will pay a 0.50% commission and 0.25% service fee to any dealer who initiates or is responsible for such an investment. With respect to sales of Class B shares through the program, they will receive 0.50% of the amount invested as commission and 0.25% as a service fee, payable beginning the 13th month following the purchase of such shares, (Class B shares will convert to Class A shares as provided in the prospectus). These payments are subject, however, to forfeiture in the event of a redemption during the first year from the date of purchase. No commission shall be paid on sales of Class II shares, but dealers will receive a 1.0% service fee, commencing immediately and paid quarterly. In addition, it is essential that a Net Asset Value Transfer Program Form accompany the New Account Application to indicate that the investment is intended to participate in the Net Asset Value Transfer Program. This program may be revised or terminated without notice by the Distributor. For current information, contact Shareholder/Dealer Services at
(800) 858-8850.


              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

         Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the redemption of Fund shares.

         If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Corporation may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash. In conformity with applicable rules of the SEC, the Funds are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

         The Distributor is authorized, as agent for the Fund, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of the Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Fund nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGE

         Shareholders in the Fund may exchange their shares for the same class of shares of other funds in the SunAmerica Mutual Funds that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.


          If a shareholder acquires Class A shares through an exchange from another SunAmerica Mutual Fund where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.


         A shareholder who acquires Class B or Class II shares through an exchange from another SunAmerica Mutual Fund will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

         Because excessive trading (including short-term "market timing" trading) can hurt the Fund's performance, the Fund may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of the Fund's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

         In addition, the Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and may therefore be refused.

                        DETERMINATION OF NET ASSET VALUE

         The Fund is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The Fund calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the NYSE for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

         Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, the Fund uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the Fund's total assets.

         The Fund's liabilities, including proper accruals of expense items, are deducted from total assets.



         PERFORMANCE DATA

         The Fund may advertise performance data that reflects various measures of total return. An explanation of the data presented and the methods of computation that will be used are as follows.

         The Fund's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

         Average annual total return is determined separately for Class A, Class B and Class II shares in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                 P(1 + T)n = ERV

         P        =        a hypothetical initial purchase payment of $1,000
         T        =        average annual total return
         N        =        number of years
         ERV      =        ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

The above formula assumes that:

         1. The maximum sales load (I.E., either the front-end sales load in the case of the Class A shares or Class II shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B or Class II shares) is deducted from the initial $1,000 purchase payment;

         2. All dividends and distributions are reinvested at net asset value; and

         3. Complete redemption occurs at the end of the 1-, 5-, or 10-year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.


         The Fund's average annual total return from date of inception to October 31, 1999 is as follows:


          --------------------------------------------------------------
              SHARE CLASS             RETURN SINCE INCEPTION*
          --------------------------------------------------------------
                Class A                        2.92%
          --------------------------------------------------------------
                Class B                        4.64%
          --------------------------------------------------------------
               Class II                        7.71%
          --------------------------------------------------------------

        * Not Annualized.  The Fund commenced operations on March 1, 1999.

         The Fund may advertise cumulative, rather than average return, for each class of its shares for periods of time other than the 1-, 5-, and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.


COMPARISONS


         The Fund may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in the Fund. The following references may be used:


         (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

         (b) S&P 500 Composite Stock Price Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

         (c) Standard & Poor's 100 Stock Index -- an unmanaged index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.

         (d) The NYSE composite or component indices -- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

         (e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

         (f) Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis, and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

         (g) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc., analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

         (h) Mutual Fund Source Book, Principia, and other publications and information services provided by Morningstar, Inc. -- analyzes price, risk and total return for the mutual fund industry.

         (i) Financial publications: Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service, and other publications containing financial analyses that rate mutual fund performance over specified time periods.

         (j) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.

         (k) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

         (l) Savings and Loan Historical Interest Rates as published in the U.S. Savings & Loan League Fact Book.

         (m) Shearson-Lehman Municipal Bond Index and Government/Corporate Bond Index -- unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

         (n) Salomon GNMA Index published by Salomon Brothers Inc. -- Market value of all outstanding 30-year GNMA Mortgage Pass-Through Securities that includes single family and graduated payment mortgages.

         (o) Salomon Mortgage Pass-Through Index published by Salomon Brothers Inc. -- Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.

         (p) Value Line Geometric Index -- broad based index made up of approximately 1700 stocks each of which have an equal weighting.

         (q) Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

         (r) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.

         (s) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA." It is a value-weighted, total return index, including approximately 800 issues.

         (t) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.

         (u) Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

                          Australian Dollars      Netherlands Guilders
                          Canadian Dollars        Swiss Francs
                          European Currency Units UK Pound Sterling
                          French Francs           U.S. Dollars
                          Japanese Yen            German Deutsche Marks

         (v) V.P. Morgan Global Government Bond Index -- a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom, and the United States.

         (w) Shearson Lehman Long-Term Treasury Bond Index -- is comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

         (x) NASDAQ Industrial Index -- is comprised of more than 3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.

         (y) The MSCI Combined Far East Free ex Japan Index -- a market capitalization weighted index comprised of stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in this index at 20% of its market capitalization.

         (z) First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

         (aa) Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

         (bb) Russell 3000 and 2000 Index -- represents the top 3,000 and the next 2,000 stocks, respectively, traded on the NYSE, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

         (cc) Russell Midcap Growth Index -- contains those Russell Midcap securities with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index, the securities in which tend to exhibit higher price-to-book and price earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.


         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. Specifically, the Fund may compare its performance to that of certain indices that include securities with government guarantees. However, the Fund's shares do not contain any such guarantees. In addition, there can be no assurance that the Fund will continue its performance as compared to such other standards.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         DIVIDENDS AND DISTRIBUTIONS. Dividends from net investment income, if any, and the excess of net realized long-term capital gains over net capital losses ("capital gain distributions"), if any, will be distributed to the registered holders at least annually. With respect to capital gain distributions, the Fund's policy is to offset any prior year capital loss carry forward against any realized capital gains, and accordingly, no distribution of capital gains will be made until gains have been realized in excess of any such loss carry forward.

         Dividends and distributions will be paid in additional Fund shares based on the net asset value at the Fund's close of business on the dividend date or, unless the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in excess of $10 in cash.

         TAXES. The Fund intends to qualify and elect to be treated as a regulated investment company ("RIC") under the Code. As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders. The Fund intends to distribute substantially all of such income.


         In order to be qualified as a RIC, the Fund generally must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of stock or securities, or from the sale or other disposition of stocks or securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of the Fund's assets is represented by cash, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies).


         As a RIC, the Fund will not be subject to U.S. Federal income tax on its income and capital gains that it distributes provided that it distributes to shareholders at least 90% of its investment company taxable income for the taxable year. The Fund intends to distribute sufficient income to meet this qualification requirement.

         Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year
(1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the 12-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if declared by the Fund in October, November or December of such year, payable to shareholders of record on a date in such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, rather than the date on which the distributions are received.

         Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income, whether or not reinvested. The portion of such dividends received from the Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of the Fund's gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each fiscal year.

         Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses, and including such gains from certain transactions in futures and options) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20% with respect to assets held for more than 12 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than 12 months, and capital gain taxable at the maximum rate of 20%, if such shares were held for more than 12 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such loss will be treated as long-term capital loss if such shares were held for more than 12 months. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

         Generally, any loss realized on a sale or exchange of shares of the Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61 day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Under certain circumstances (such as the exercise of an exchange privilege), the tax effect of sales load charges imposed on the purchase of shares in a regulated investment company is deferred if the shareholder does not hold the shares for at least 90 days.

         Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known. It is not anticipated that the Fund will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by the Fund.

         Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts, sale of currencies or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition generally also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

         The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that the Fund may write, purchase or sell. Such options and contracts are classified as
Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of
Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by the Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by the Fund from transactions in over-the-counter options generally constitute short-term capital gains or losses. When call options written, or put options purchased, by the Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

         A substantial portion of the Fund's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle consisting of a listed option, futures contract, or option on a futures contract and of U.S. Government securities would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by the Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) "conversion transaction" rules which recharacterize capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

         Code Section 1259 requires the recognition of gain (but not loss) if the Fund makes a "constructive sale" of an appreciated financial position (E.G., stock). The Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.

         The Fund may purchase debt securities (such as pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by the Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

         The Fund may be required to backup withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.


         Foreign shareholders generally will be subject to a withholding tax at the rate of 30% (or lower treaty rate) on any ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

          The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in the Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

         RETIREMENT PLANS

         Shares of the Fund are eligible to be purchased in conjunction with various types of qualified retirement plans. The summary below is only a brief description of the Federal income tax laws for each plan and does not purport to be complete. Further information or an application to invest in shares of the Fund by establishing any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that a shareholder considering any retirement plan consult a tax adviser before participating.

         PENSION AND PROFIT-SHARING PLANS. Sections 401(a) and 401(k) of the Code permit business employers and certain associations to establish pension and profit sharing plans for employees. Shares of the Fund may be purchased by those who would have been covered under the rules governing old H.R. 10 (Keogh) Plans, as well as by corporate plans. Each business retirement plan provides tax advantages for owners and participants. Contributions made by the employer are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

         TAX-SHELTERED CUSTODIAL ACCOUNTS. Section 403(b)(7) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to purchase shares of the Fund and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes.

         INDIVIDUAL RETIREMENT ACCOUNTS (IRA). Section 408 of the Code permits eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, commonly referred to as SEP-IRA. These IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals, and the time in which distributions would be allowed to commence. In addition, certain distributions from some other types of retirement plans may be placed on a tax-deferred basis in an IRA.

         SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION. This plan was introduced by a provision of the Tax Reform Act of 1986 as a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck before tax deductions and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return.

         SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES ("SIMPLE IRA"). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions on earnings until they are withdrawn.

         ROTH IRA. This plan, introduced by Section 302 of the Taxpayer Relief Act of 1997, generally permits individuals with adjusted gross income of up to $95,000, and married couples with joint adjusted gross income of up to $150,000, to contribute to a "Roth IRA." Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

         EDUCATION IRA. Established by the Taxpayer Relief Act of 1997, under
Section 530 of the Code, this plan permits individuals to contribute to an IRA on behalf of any child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                              DESCRIPTION OF SHARES

         Ownership of the Corporation is represented by transferable shares of common stock. The total number of shares of which the Fund has authority to issue is one billion (1,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to one hundred thousand dollars ($100,000.00).

         Currently, one series of shares of the Corporation has been authorized pursuant to the Articles of Incorporation of the Corporation (the "Articles"): the Tax Managed Equity Fund has been divided into three classes of shares, designated as Class A, Class B and Class II shares. The Directors may authorize the creation of additional series of shares so as to be able to offer to investors additional investment portfolios within the Corporation that would operate independently from the Corporation's present portfolio, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Corporation's shares represents the interests of the shareholders of that series in a particular portfolio of Corporation assets. In addition, the Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

         Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures), and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Corporation need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act.

         In addition, the Directors may be removed by the affirmative vote of a majority of all the votes entitled to be cast for the election of directors.

         All classes of shares are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee, (iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee,
(iv) Class II shares are subject to an initial sales charge, a CDSC, a distribution fee and an ongoing account maintenance and service fee; (v) Class B shares convert automatically to Class A shares on the first business day of the month seven years after the purchase of such Class B shares, (vi) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, and (vii) each class of shares will be exchangeable only into the same class of shares of any of the other SunAmerica Mutual Funds that offers that class. All shares of the Corporation issued and outstanding and all shares offered by the Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Corporation. In addition, shares have no conversion rights, except as described above.

         The Articles provides, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the 1940
Act) that no Director or officer of the Corporation shall be personally liable to the Corporation or to stockholders for money damages. The Articles provides that the Corporation shall indemnify (i) the directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the 1940 Act), including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The duration of the Corporation shall be perpetual.

                             ADDITIONAL INFORMATION

COMPUTATION OF OFFERING PRICE PER SHARE


         The following is the offering price calculation for each Class of shares of the Fund, based on the value of the Fund's net assets as of October 31, 1999.


                                                                       CLASS A      CLASS B           CLASS II

    Net Assets                                                     $25,066,895       $27,524,429       $27,884,152
    Number of shares outstanding                                     1,835,974         2,026,103         2,050,672
    Net Asset Value Per Share
    (net assets divided by number of shares)                            $13.65            $13.58            $13.60
    Sales Charge for Class A shares:  5.75% of offering
    price (6.10% of net asset value per share)*                           0.83                --**              --
    Sales Charge for Class II shares: 1.00% of offering
    price (1.01% of net asset value per share)*                             --                --              0.14
    Offering Price                                                      $14.48            $13.58            $13.74


* Rounded to nearest one-hundreth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge. Class B shares may be subject to a CDSC on redemption of shares within six years of purchase.

         REPORTS TO SHAREHOLDERS. The Corporation sends audited annual and unaudited semi-annual reports to shareholders of the Fund. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Corporation to confirm transactions in the account.

         CUSTODIAN AND TRANSFER AGENCY. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and as Transfer Agent for the Fund and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Corporation. Transfer agent functions are performed for State Street, by National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.


         INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, has been selected to serve as the Corporation's independent accountants and in that capacity examines the annual financial statements of the Corporation. The firm of Swidler Berlin

Shereff Friedman, LLP, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174, has been selected as legal counsel to the Corporation.


                              FINANCIAL STATEMENTS


         The Fund's audited financial statements are incorporated into this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 858-8850 or writing the Fund at SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204.

                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

AAA Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long- term risks appear somewhat larger than in Aaa securities.

A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA Bonds rated Baa are considered as medium grade obligations; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B        Bonds rated B generally lack characteristics of desirable investments.
         Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

CA Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                   Appendix-1

C Bonds rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

         -        Leading market positions in well-established industries
         -        High rates of return on funds employed
         - Conservative capitalization structures with moderate reliance on debt and ample asset protection
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation
         - Well established access to a range of financial markets and assured sources of alternate liquidity.


         Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                   Appendix-2

         Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage.

         Adequate alternate liquidity is maintained.

         Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

         A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on

                                   Appendix-3
occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

         The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation: (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

         Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                                       Appendix-4

CCC Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

* Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                                   Appendix-5

         Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally. DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS.

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

                                   Appendix-6

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.


                                   Appendix-7

                                     PART C

                                OTHER INFORMATION

 Item 23: Exhibits.

         (a) Articles of Incorporation of Registrant. Incorporated by reference to Exhibit (a) to the Registrant's initial Registration Statement on Form N-1A, filed on December 22, 1998.
         (b)      By-Laws of Registrant.*
         (c) Instruments Defining Rights of Shareholders. Incorporated by reference to Exhibits (a) and (b) above.
         (d) (1) Investment Advisory and Management Agreement between the Registrant and SunAmerica Asset Management Corp.*
                  (2) Subadvisory Agreement between the Registrant and J.P. Morgan Investment Management, Inc.*
         (e) (1) Distribution Agreement between the Registrant and SunAmerica Capital Services, Inc.*
                  (2) [Form of] Selling Agreement*
         (f)      Disinterested Directors Retirement Plan*
         (g) Custodian Contract between the Registrant and State Street Bank and Trust Company.*
         (h) (1) Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company.*
                  (2) Service Agreement between the Registrant and SunAmerica Fund Services, Inc.*
         (i)      Opinion and Consent of Counsel. Filed herewith
         (j) Consent of PricewaterhouseCoopers LLP, independent auditors for the Registrant.*
         (k)      Not Applicable
         (l)      Not Applicable
         (m)      (1) Distribution Plan pursuant to Rule 12b-1 (Class A
                  Shares).*
                  (2) Distribution Plan pursuant to Rule 12b-1 (Class B
                  Shares).*
                  (3) Distribution Plan pursuant to Rule 12b-1 (Class II
                  Shares).*
         (n)      Not applicable.
         (o)      (1) Rule 18f-3 Plan.*
                  (2) Power of Attorney*

----------------------
*Incorporated herein by reference to identically numbered Exhibit of the Registrant's Registration Statement on Form N-1A (File No. 333-69517), filed on February 26, 1999.

Item 24.  Persons Controlled by or Under Common Control with Registrant

         There are no persons controlled by or under common control with Registrant.

Item 25.  Indemnification

         Article VII of the Registrant's By-Laws relating to the indemnification of officers and trustees is quoted below:

                                   ARTICLE VII

                                 INDEMNIFICATION

         SECTION 7.01. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a proceeding by or in the right of the Corporation in which such person shall have been adjudged to be liable to the Corporation), by reason of being or having been a director or officer of the Corporation, or serving or having served at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another entity in which the Corporation has an interest as a shareholder, creditor or otherwise (a "Covered Person"), against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable expenses (including attorney's fees) actually incurred by the Covered Person in connection with such action, suit or proceeding, except (i) liability in connection with any proceeding in which it is determined that (A) the act or omission of the Covered Person was material to the matter giving rise to the proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty, or (B) the Covered Person actually received an improper personal benefit in money, property or services, or (C) in the case of any criminal proceeding, the Covered Person had reasonable cause to believe that the act or omission was unlawful, and (ii) liability to the Corporation or its security holders to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (any or all of the conduct referred to in clauses (i) and (ii) being hereinafter referred to as "Disabling Conduct").

         SECTION 7.02. PROCEDURE FOR INDEMNIFICATION. Any indemnification under
Section 7.01 shall (unless ordered by a court) be made by the Corporation only as authorized for a specific proceeding by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of the proceeding against the Covered Person for insufficiency of evidence of any Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, by a majority of a quorum of the directors who are neither "interested persons" of the Corporation as defined in the Investment Company Act nor parties to the proceeding ("Disinterested, Non-party Directors"), or an independent legal counsel in a written opinion, that the Covered Person was not liable by reason of Disabling Conduct. The termination of any proceeding by judgment, order or settlement shall not create a presumption that the Covered Person did not meet the required standard of conduct; the termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, shall create a rebuttable presumption that the Covered Person did not meet the required standard of conduct. Any determination pursuant to this Section 7.02 shall not prevent recovery from any Covered Person of any amount paid to him in accordance with this By-Law as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to be liable by reason of Disabling Conduct.

         SECTION 7.03. ADVANCE PAYMENT OF EXPENSES. Reasonable expenses (including attorney's fees) incurred by a Covered Person may be paid or reimbursed by the Corporation in advance of the final disposition of an action, suit or proceeding upon receipt by the Corporation of (i) a written affirmation by the Covered Person of his good faith belief that the standard of conduct necessary for indemnification under this By-Law has been met and (ii) a written undertaking by or on behalf of the Covered Person to repay the amount if it is ultimately determined that such standard of conduct has not been met, so long as either (A) the Covered Person has provided a security for his undertaking, (B) the Corporation is insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of the Disinterested, Non-party Directors, or an independent legal counsel in a written opinion, has determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

         SECTION 7.04. EXCLUSIVITY, ETC. The indemnification and advance of expenses provided by this By-Law shall not be deemed exclusive of any other rights to which a Covered Person seeking indemnification or advance of expenses may be entitled under any law (common or statutory), or any agreement, vote of stockholders or disinterested directors, or other provision that is consistent with law, both as to action in an official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, shall continue in respect of all events occurring while the Covered Person was a director or officer after such Covered Person has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of such Covered Person. All rights to indemnification and advance of expenses under the charter and hereunder shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this By-Law is in effect. Nothing herein shall prevent the amendment of this By-Law, provided that no such amendment shall diminish the rights of any Covered Person hereunder with respect to events occurring or claims made before its adoption or as to claims made after its adoption in respect of events occurring before its adoption. Any repeal or modification of this By-Law shall not in any way diminish any rights to indemnification or advance of expenses of a Covered Person or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this By-Law or any provision hereof is in force.

         SECTION 7.05. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any Covered Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such; PROVIDED, HOWEVER, that the Corporation shall not purchase insurance to indemnify any Covered Person against liability for Disabling Conduct.

         SECTION 7.06. SEVERABILITY: DEFINITIONS. The invalidity or unenforceability of any provision of this Article VII shall not affect the validity or enforceability of any other provision hereof. The phrase "this By-Law" in this Article VII means this Article VII in its entirety.

                           * * * * * * * * * * * * * *

Section 8 of the Articles of Incorporation provide as follows:

         (5) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the Investment Company Act), including the advance of expenses under the procedures and to the full extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contract implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

         (6) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the Investment Company Act), no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

         The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") on the part of the Investment Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Investment Adviser, the Investment Adviser shall not be subject to liability to the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services, including without limitation, any error of judgment or mistake or law or for any loss suffered by any of them in connection with the matters to which the Investment Advisory Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Corporation shall indemnify the Investment Adviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Investment Adviser) from any liability arising from the Investment Adviser's conduct under the Investment Advisory Agreement.

Item 26. Business and other Connections of Investment Adviser

         Information concerning the business and other connections of SunAmerica Asset Management Corp. is incorporated herein by reference to SunAmerica Asset Management Corp.'s Form ADV (File No. 801-19813), which is currently on file with the Securities and Exchange Commission. Reference is also made to the caption "Fund Management" in the Prospectus constituting Part A of the Registration Statement and "Manager, Adviser, Personal Trading, Distributor and Administrator" and "Directors and Officers" constituting Part B of the Registration Statement.

         J.P. Morgan Investment Management, Inc., the Adviser, is primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV (File No. 801-21011), which is currently on file with the Securities and Exchange Commission for a description of the names and employment of the directors and officers, and other required information.

Item 27. Principal Underwriters

         (a) The principal underwriter of the Registrant also acts as principal underwriter for:

         Brazos Mutual Funds
         SunAmerica Equity Funds
         SunAmerica Income Funds
         SunAmerica Money Market Funds, Inc.
         SunAmerica Style Select Series, Inc.

         (b) The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant's
         Shares:

Name and Principal
Business Address                 Position With Underwriter             Position With the Registrant
------------------               -------------------------             ----------------------------
Peter A. Harbeck                 Director                              President
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204

J. Steven Neamtz                 President and Director                None
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204

Robert M. Zakem                  Executive Vice President, General     Director, Secretary and Chief
The SunAmerica Center            Counsel and Director                  Compliance Officer
733 Third Avenue
New York, NY 10017-3204


Name and Principal
Business Address                 Position With Underwriter             Position With the Registrant
------------------               -------------------------             ----------------------------
Susan L. Harris                  Secretary                             None
SunAmerica, Inc.
1 SunAmerica Center
Los Angeles, CA 90067-6022

Debbie Potash-Turner             Controller                            None
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204

(c) Inapplicable.

Item 28.  Location of Accounts and Records

State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, and its affiliate, National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, serve as custodian and as Transfer Agent for the Fund and in those capacities maintain certain financial and accounting books and records pursuant to agreements with the Corporation.

SunAmerica Asset Management Corp. is located at 733 Third Avenue, New York, New York 10017. It maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

J.P. Morgan Investment Management, Inc. is located at 60 Wall Street, New York, New York 10260. It maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 25th day of February, 2000.

                        SunAmerica Strategic Investment Series, Inc.

                        By: /s/ PETER A. HARBECK
                           ---------------------------------------------
                           Peter A. Harbeck President

         Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

              *                       Treasurer
---------------------------------     (Principal Financial and Accounting Officer)
Peter C. Sutton

              *                       Director
----------------------------------
S. James Coppersmith

              *                       Director
----------------------------------
Samuel M. Eisenstat


/s/ PETER A. HARBECK                  President and Director (Principal and    February 25, 2000
----------------------------------    Executive Officer)
Peter A. Harbeck

              *                       Director
----------------------------------
Stephen J. Gutman

              *                        Director
----------------------------------
Sebastiano Sterpa

BY: /s/ ROBERT M. ZAKEM                                                        February 25, 2000
-----------------------
      Robert M. Zakem
      Attorney-in-Fact

                                INDEX TO EXHIBITS

EXHIBIT NUMBER    DESCRIPTION

    (i)           Opinion and Consent of Counsel
    (j)           Consent of Independent Accountants